Exhibit 99

                     Independence Air
For Immediate Release                   Contact: Rick DeLisi
February 25, 2005         Director, Corporate Communications
Page 1 of 8                                   (703) 650-6019

 FLYi, Inc. Reports Preliminary Fourth Quarter and Year-End
                            2004
               Financial and Operating Results

Dulles,  VA,  (February 25, 2005) - FLYi,  Inc.  (Nasdaq/NM:
FLYI), parent of low-fare airline Independence Air, today reported a preliminary annual net loss of $192.2 million for 2004 (($4.24) per diluted share) compared to 2003 net income of $82.8 million ($1.82 per diluted share) in accordance with Generally Accepted Accounting Principles (GAAP). In accordance with GAAP, the revenues and expenses directly attributable to the Delta Connection operation have been removed from operating income and reclassified as discontinued operations on the Statement of Operations. The company is in the process of analyzing the recoverability of its long-lived assets as required by FASB 144 including the impact of the recently completed restructuring of its aircraft financing. Such analysis may result in the recordation of a non-cash impairment charge which would further increase the net loss for 2004 when the company files its annual report on form 10K.

The company's GAAP net income for 2004 and 2003 also included the following:

In 2004:
J-41 turboprop early retirement charges recorded to reflect the removal from service of the remaining J-41s concurrent with the cessation of flying for United

Maintenance expense credits resulting from the termination of the company's previous CRJ engine power by the hour agreement

Losses on the sale of four CRJ aircraft sold to improve liquidity

The write-off of goodwill remaining from the original formation of the company

Costs incurred in 2004 by the company related to the recently completed restructuring of its aircraft financing

In 2003:
Credits from the reversal of the J-41 turboprop early retirement charges recorded in prior years net of early retirement charges for aircraft removed from service in the fourth quarter of 2003

Costs related to the company's defense of a hostile takeover bid

A reduction in a reserve taken in 2001 to correct deficiencies of the company's 401(k) plan

Government compensation relating to the events of September 11, 2001

Excluding these charges and credits and the discontinued Delta Connection operation, the company would have reported a net loss of $158.7 million (($3.50) per diluted share) compared to net income of $54.3 million ($1.19 per diluted share) for 2003. A reconciliation of results as reported in accordance with GAAP to Non-GAAP financial results for 2004 and 2003 is included in the Pro-Forma Financial Results table at the end of this press release.

FLYi 4th Quarter and Y-E 2004 Financial and Operating
Results
Page 2 of 8

For the fourth quarter 2004, the company reported a preliminary net loss of $86.0 million (($1.90) per diluted share) compared to net income of $13.7 million (30 cents per diluted share) in 2003. The results for the fourth quarters of 2004 and 2003 include the following charges and credits not related to normal operations:

In 2004:
Losses on the sale of four CRJ aircraft sold to improve liquidity

The write-off of goodwill remaining from the original formation of the company.

Costs related to the company's restructuring of its aircraft financing

In 2003:
A reduction of the estimated effective tax rate for 2003 from 41% to 38.8%

Early retirement costs related to three J-41 turboprops

Costs related to the company's defense of a hostile takeover bid

A reduction in a reserve taken in 2001 to correct deficiencies of the company's 401(k) plan

Excluding these charges and credits and the discontinued Delta Connection operation, the net loss would have been $66.0 million (($1.45) per diluted share) compared to net income of $15.8 million (35 cents per diluted share) for the fourth quarter of 2003. A reconciliation of results as reported in accordance with GAAP to Non-GAAP financial results for both 2004 and 2003 is included at the end of this press release in the table entitled "Pro-Forma Financial Results".

Independence Air currently offers service to a total of 40 destinations. Flights to Las Vegas begin on March 1st, and service to five West Coast destinations will start in April and May (4/14: San Diego, 5/1: San Francisco, Los Angeles, Seattle and San Jose). The Independence Air hub at Washington Dulles is the largest low-fare hub in America in terms of total departures. For more information about FLYi, Inc. and Independence Air, please visit our website at FLYi.com.

                             ###

FLYi 4th Quarter and Y-E 2004 Financial and Operating
Results
Page 3 of 8

This press release contains forward-looking statements and is made as of February 25, 2005, and the company undertakes no obligation to update its disclosures, whether as a result of developments in its efforts, or as a result of any other new information, future events, changed expectations or otherwise, prior to its next required filing with the Securities and Exchange Commission. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of the company to be materially different from those reflected in such forward-looking statements. Such risks and uncertainties include, among others: the ability of the company to effectively implement its low-fare business strategy utilizing regional jets and Airbus aircraft, and to compete effectively as a low-fare carrier, including passenger response to the company's new service, and the response of competitors with respect to service levels and fares in markets served by the company; the ability to expand the company's customer base through third party distribution services; the ability to successfully and timely complete the acquisition of its Airbus aircraft, and to successfully integrate these aircraft into its fleet; the effects of high fuel prices on the company; the ongoing deterioration in the industry's revenue environment; and general economic and industry conditions; and other risk factors that are more fully disclosed under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's Form 10-K for the year ended December 31, 2003, its Quarterly Report Form 10-Q for the period ended September 30, 2004 and in subsequently filed Forms 8-K.

FLYi 4th Quarter and Y-E 2004 Financial and Operating
Results
Page 4 of 8

        Condensed Consolidated Financial Results
        (in thousands, except per share amounts)

                             Year Ended December 31,
                               2004        2003     Pct.
                            Unaudited    Audited   Change

Operating revenues:
Passenger revenue          $491,685    $713,724   (31.1%)
Other revenue                 8,404      16,752   (49.8%)
Total operating revenues    500,089     730,476   (31.5%)

Operating expenses:
Salaries and related costs  185,225     180,848     2.4%
Aircraft fuel               139,858     114,117    22.6%
Aircraft maintenance
and materials                60,746      66,937   (9.2%)
Aircraft rentals            100,318     105,529   (4.9%)
Traffic commissions and
related fees                 46,540      24,751    88.0%
Facility rents and
landing fees                 50,355      45,130    11.6%
Depreciation and
amortization                 32,937      24,605    33.9%
Other                        86,089      84,784     1.5%
Aircraft early
retirement charge            48,512     (27,654)     nmf
Total operating expenses    750,580     619,047    21.2%

Operating income (loss)    (250,491)    111,429      nmf

Non-operating income
(expense)                   (26,932)     (4,173)     nmf
Government compensation           -       1,520      nmf
compensation
Income (loss)from
continuing operations
before taxes               (277,423)    108,776      nmf
Income tax provision
(benefit)                   (74,025)     42,185      nmf
Income from continuing
operations                  (203,398)    66,591      nmf
Discontinued operations
net of income taxes:
Earnings from Delta
Connection operation         11,225      16,207   (30.7%)

Net income (loss)          $(192,173)   $82,798      nmf

Net income (loss) per common and common
equivalent shares:
        Basic               $(4.24)       $1.83

        Diluted             $(4.24)       $1.82


Weighted average number of common
  And common equivalent shares:
        Basic                 45,337      45,285
        Diluted               45,337      45,398



      Operating Statistics-Year Ended December 31,
                               2004        2003     Pct.
                                                   Change
Revenue passenger           2,274,048   2,871,266   (20.8%)
 miles (000's)
Available seat              3,745,902   3,947,836    (5.1%)
 miles (000's)
Load Factor                    60.7%       72.7%    (12.0pts.)
Passengers                  5,619,482   6,642,578   (15.4%)
Revenue departures            196,197     209,076    (6.2%)
Revenue block hours           296,005     323,640    (8.5%)
Yield per RPM (cents)          21.6        24.9     (13.3%)
Passenger revenue per ASM      13.1        18.1     (27.6%)
 (cents)
Operating cost per ASM         20.0        15.7      27.4%
 (cents)
Operating cost per ASM
 excluding aircraft early      18.7        16.4      14.0%
 retirement charge (cents)
Operating cost per ASM
 excluding fuel and            15.0        13.5      11.1%
 aircraft early retirement
 charge (cents)
Operating margin              (50.1%)      15.3%    (65.4pts.)
Operating margin excluding
 aircraft early               (40.1%)      11.5%    (51.6pts.)
 retirement charge
Average passenger trip          405         432      (6.3%)
length (miles)


Flyi, Inc. 4th Quarter and Y-E 2004 Financial and Operating
Results
Page 5 of 8
        Condensed Consolidated Financial Results
        (in thousands, except per share amounts)
                       Unaudited
                             Fourth Quarter Ended
                                 December 31,
                               2004        2003     Pct.
                                                  Change
Operating revenues:
Passenger revenue           $91,063    $183,615   (50.4%)
Other revenue                 3,069       3,979   (22.9%)
Total operating revenues     94,132     187,594   (49.8%)

Operating expenses:
Salaries and related costs   46,782      43,128     8.5%
Aircraft fuel                44,803      29,730    50.7%
Aircraft maintenance         16,439      17,670    (7.0%)
 and materials
Aircraft rentals             25,200      26,427    (4.6%)
Sales and marketing           7,823       6,044    29.4%
Facility rents and           14,474      11,807    22.6%
 landing fees
Depreciation and              8,194       6,563    24.9%
 amortization
Other                        21,880      26,680   (18.0%)
Aircraft early                 -          6,932      nmf
 retirement charge
Total operating expenses    185,595     174,981     6.1%

Operating income (loss)     (91,463)     12,613      nmf

Non-operating income        (19,323)     (1,276)     nmf
 (expense)
Income (loss)from          (110,786)     11,337      nmf
 continuing operations
 before income taxes
Income tax provision        (31,314)      2,780      nmf
 (benefit)
Income (loss) from          (79,472)      8,557      nmf
 continuing operations
Discontinued operations
 net of income taxes:
Earnings (loss) from         (6,575)      5,179      nmf
 Delta Connection
 operation
Net income (loss)          $(86,047)    $13,736      nmf

Net income (loss) per common and common
equivalent shares:
        Basic               $(1.90)       $0.30

        Diluted             $(1.90)       $0.30

Weighted average number of common
 and common equivalent shares
        Basic                 45,340      45,333
        Diluted               45,340      45,648


          Operating Statistics-Fourth Quarter
                               2004        2003     Pct.
                                                  Change
Revenue passenger           554,117     728,517   (23.9%)
 miles (000's)
Available seat            1,042,548   1,037,791     0.5%
 miles (000's)
Load Factor                  53.2%       70.2%    (17.0pts.)
Passengers                1,454,708   1,644,658   (11.5%)
Revenue departures           53,606      52,533     2.0%
Revenue block hours          77,621      82,358    (5.8%)
Yield per RPM (cents)          16.4        25.2   (34.9%)
Passenger revenue per ASM       8.7        17.7   (50.8%)
 (cents)
Operating cost per ASM         17.8        16.9     5.3%
 (cents)
Operating cost per ASM
 excluding aircraft early      17.8        16.2     9.9%
 retirement charge (cents)
Operating cost per ASM
 excluding fuel and            13.5        13.3     1.5%
 aircraft early retirement
 charge (cents)
Operating margin             (97.2%)        6.7%   (103.9pts.)
Operating margin excluding
 aircraft early              (97.2%)       10.4%   (107.6pts.)
 retirement charge
Average passenger trip          381         443   (14.0%)
length (miles)

FLYi,  Inc. 4th Quarter and Y-E 2004 Financial and Operating
Results
Page 6 of 8

              Selected Balance Sheet Data
                     (in thousands)

                         December 31, December 31,
                              2004        2003      Pct.
                          Unaudited     Audited   Change
Cash, cash equivalents and
short term investments      $169,203   $297,934   (43.2%)

Restricted cash               39,642     14,829   167.3%

Aircraft deposits             72,434     46,990    54.1%

Stockholders' equity         167,135    359,414   (53.5%)


FLYi,  Inc. 4th Quarter and Y-E 2004 Financial and Operating
Results
Page 7 of 8
                     Pro-Forma Financial Results
              (in thousands, except per share amounts)
                              Unaudited
Year Ended                 Loss   Net Loss   Discontinued    Net    Diluted
 December 31, 2004         From     From     Operations      Loss      EPS
                       Continuing Continuing    Net
                       Operations Operations     of
                       Before Tax               Tax

Income (loss) as
 reported in accordance $(277,423) $(203,398)   $11,225     $(192,173) $(4.24)
 with GAAP
Discontinued Delta                              (11,225)      (11,225)  (0.25)
 Connection operation
J-41 aircraft early        48,512     35,568                   35,568    0.78
 retirement charge
Reversal of prior          (9,600)    (7,038)                  (7,038)  (0.16)
 accrual for maintenance
 and interest
Loss on sale of four        17,062    12,509                   12,509    0.28
 CRJs
Write-off of Goodwill        1,560     1,144                    1,144    0.03
Costs related to             3,484     2,554                    2,554    0.06
 restructuring of
 aircraft financing

Pro-forma YTD December
31, 2004 results        $(216,405) $(158,661)    $-0-       $(158,661) $(3.50)


Year Ended December 31,   Income     Net     Discontinued    Net    Diluted
         2003              From    Income     Operations   Income     EPS
                       Continuing   From      Net of Tax
                       Operations  Continuing
                       Before Tax  Operations
                          Tax

Income as reported in
 accordance with GAAP    $108,776    $66,591     $16,207    $82,798    $1.82
Discontinued Delta                              (16,207)    (16,207)   (0.36)
 Connection operation
Reversal of the J-41      (27,654)   (16,930)               (16,930)   (0.37)
 retirement charge (net)
Impairment charge from        739        452                    452     0.01
 the retirement of one
 owned J-41
Costs incurred related      9,591      5,872                  5,872     0.13
 to defense of hostile
 takeover bid
Reduction in reserve       (1,200)      (735)                  (735)   (0.02)
 for correction of 401K
 plan
Government compensation    (1,520)      (931)                  (931)   (0.02)

Pro-forma YTD December
31, 2003 results          $88,732    $54,319     $ -0-      $54,319    $1.19


Fourth Quarter Ended      Loss     Net Loss   Discontinued    Net    Diluted
   December 31, 2004      From       From      Operations     Loss      EPS
                       Continuing  Continuing  Net of Tax
                       Operations  Operations
                         Before
                          Tax
Income as reported in
 accordance with GAAP   $(110,786)  $(79,472)   $(6,575)   $(86,047)  $(1.90)
Discontinued Delta                                6,575       6,575     0.15
 Connection operation
Loss on sale of four       17,062    12,239                  12,239     0.27
CRJs
Write-off of Goodwill       1,560     1,119                   1,119     0.02
Costs related to            3,484     2,499                   2,499     0.06
 restructuring of
 aircraft
Rate settlement with       (3,308)   (2,373)                 (2,373)   (0.05)
 United

Pro-forma fourth
quarter 2004 results     $(91,988) $(65,988)     $ -0-     $(65,988)  $(1.45)


 Fourth Quarter Ended     Income     Net      Discontinued     Net    Diluted
   December 31, 2003       From    Income      Operations    Income     EPS
                       Continuing   From       Net of Tax
                       Operations  Continuing
                         Before    Operations
                          Tax
Income as reported in
 accordance with GAAP    $11,337     $8,557      $5,179     $13,736     $0.30
Discontinued Delta                               (5,179)     (5,179)    (0.11)
 Connection operation
Tax rate adjustment           -      (2,596)                 (2,596)    (0.05)
 related to 1st through
 3rd quarters
Early retirement           6,932      4,244                   4,244      0.09
 charges for two leased
 J-41s
Impairment charge from       739        452                     452      0.01
 the retirement of one
 owned J-41
Costs incurred related     9,591      5,872                   5,872      0.13
 to defense of hostile
 takeover bid
Reduction in reserve      (1,200)      (735)                   (735)    (0.02)
 for correction of 401K
 Plan

Pro-forma fourth
quarter 2003 results     $27,399    $15,794      $  -0-      $15,794    $0.35


FLYi, Inc. 4th Quarter and Y-E 2004 Financial and Operating
Results
Page 8 of 8

Notes to Pro-Forma Financial Results:
The company's Pro-Forma Financial Results present non-GAAP financial measures that the company uses for internal managerial purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP, and should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business. Management strongly encourages investors to review the company's financial statements and publicly-filed reports in their entirety and to not rely on any single financial measure.

With respect to the specific matters addressed in the Non-GAAP financial results, the company has excluded the effects of discontinued operations to assist with comparisons of on-going results and has adjusted the following items for the reasons addressed below:

For 2004:
Charges and reversal of charges related to the early retirement of the J-41 turboprop fleet have been excluded as they are not indicative of ongoing operating costs

Costs related to the restructuring of the company's aircraft lease and debt financing are considered out of the ordinary and are excluded

The loss on the sale of four CRJs sold to improve liquidity has been excluded as they are not indicative of ongoing operations

The write-off of remaining goodwill resulting from the original formation of the company has been excluded as it is considered an out of the ordinary charge

For 2003:
Charges and reversal of charges related to the early retirement of the J-41 turboprop fleet have been excluded as they are not indicative of ongoing operating costs

Costs related to the company's defense of a hostile takeover bid are considered out of the ordinary expenses and are excluded

All compensation received from the U.S. government related to the events of September 11th has been excluded as the company does not anticipate receiving any further amounts

Reversals of prior period accruals resulting from changes and estimates which distort period-to-period comparisons have been excluded

The fourth quarter 2003 pro forma results are adjusted to reflect the estimated effective tax rate for the full year